UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2022

Yong Bai Chao New Retail Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-206764	20-3626387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 3205-3209, South Building, No.3, Intelligence Industrial Park, No.39 Hulan West Road, Baoshan District, Shanghai, China

(Address of Principal Executive Offices)

+86-135-8568-1065

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 20, 2022, Yong Bai Chao New Retail Corporation, a company incorporated under the laws of the State of Nevada (the “Company”), elected not to continue the engagement of BF Borgers CPA PC (“BF Borgers”) serving as the Company’s independent registered public accounting firm. The termination of the engagement of BF Borgers was approved by the Board of Directors of the Company (the “Board”) on August 2, 2022.

The reports of BF Borgers on the financial statements of the Company as of and for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years and the subsequent interim period through June 20, 2022, there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BF Borgers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s most recent fiscal years and the subsequent interim period through August 2, 2022, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BF Borgers with a copy of the foregoing disclosure and requested BF Borgers to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by BF Borgers is filed as Exhibit 16.1 to this Form 8-K.

On August 2, 2022, the Board approved the engagement of KCCW Accountancy Corp (“KCCW”) as the Company’s new independent registered public accounting firm.

During the Company’s most recent fiscal years and the subsequent interim period through August 2, 2022, neither the Company nor anyone on its behalf consulted with KCCW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that KCCW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from BF Borgers CPA PC dated August 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YONG BAI CHAO NEW RETAIL CORPORATION

Date: August 5, 2022	By:	/s/ Fei Wang
	Name:	Fei Wang
	Title:	Chief Executive Officer

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